                                                                   Exhibit 10 23


                      TELECOMMUNICATIONS SERVICES AGREEMENT

                                     BETWEEN

                         GLOBAL CROSSING BANDWIDTH, INC.

                                       AND

                                  COVISTA, INC.

                                TABLE OF CONTENTS

SECTION
1.    Term of the Agreement
2.    Services
3.    Charges and Payment
4.    Service Level Guarantees
5.    Termination Rights
6.    Warranties and Limitation of  Liability
7.    Indemnification
8.    Representation
9.    Force Majeure
10.    Waivers
11.   Assignment
12.   Confidentiality
13.   Integration
14.   Governing Law
15.   Notices
16.   Compliance with Laws
17.   Survival of Provision
18   Unenforceable Provisions
19.   Cumulative Rights & Remedies
20.   Amendments
21.   Authority
22.  Counterparts

                                                                Initials________


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                                      2

                      TELECOMMUNICATIONS SERVICES AGREEMENT

This Telecommunications Services Agreement ("Agreement") is entered into on June 29, 2001 (the "Effective Date') between Global Crossing Bandwidth, Inc., on behalf of itself and its affiliates that may provide a portion of the services hereunder ("Global Crossing"), a California corporation located at 90 Castilian Drive, Goleta, CA 93117 and Covista, Inc. ("Covista"), a New Jersey corporation with its principal place of business located at 150 Clove Road, Little Falls, New Jersey 07424. Hereinafter Global Crossing and Covista may be referred to in the aggregate as "Parties" and each singularly as a "Party".

                                     PURPOSE

Covista desires to purchase telecommunications services in the form of dedicated circuit capacity from Global Crossing for the transport of Covista's telecommunications traffic for resale to third parties. This Agreement is a service agreement to provide telecommunications capacity to Covista. The Parties agree as follows:

1.   TERM OF THE AGREEMENT

     This Agreement is binding on the Parties upon the Effective Date and, subject to the termination provisions of this Agreement, shall end on the earlier to occur of (a) ten (10) years after the Effective Date, or (b) on such date as Covista utilizes the available capacity for the Total Channel Mile Months, as such term is defined in Section 2 hereof (the "Initial Term").

2.   SERVICES

     a. Global Crossing shall, in accordance with this Agreement, provide Covista with telecommunications capacity, comprising of 2,822,400,000 DS-0 channel miles at a base rate of $0.00142 per V&H, DS-O channel mile. Covista shall pay Global Crossing the amount set forth in 3(a) for such channel miles, hereinafter referred to as the "Total Channel Mile Months."

     b. Such capacity will be provided in the form of SONET private line, point-to-point bi-directional circuits at DS-3 and OC-3 speeds from among the City Pairs on the Global Crossing Network in the United States attached hereto as Exhibit A (as such Exhibit may be amended from time to time as additional city pairs are added by Global Crossing to its network) and ordered by Covista in accordance with this Agreement and Global Crossing's standard order procedures. However, Global Crossing has agreed to provide Covista with up to ten percent (10%) of the total DS-0 channel miles to be ordered at the DS-1 speed.

     c. In no event may the capacity level for any physical route exceed the equivalent of (1) OC-48 circuit across all circuits ordered on such route, without Global Crossing's consent, which consent shall not unreasonably be withheld, conditioned or delayed. If, prior to the completion of five (5) years from the Effective Date of this Agreement, Covista utilizes all of the Total Channel Mile Months, Covista shall be permitted to enter into another Agreement with Global Crossing for the Services on the same terms, conditions and rates as set forth in this Agreement, including the Market Rate price protections provisions of Section d hereof, provided that Covista gives Global Crossing written notice of its decision to exercise such additional agreement option no later than sixty (60) days prior to the five year anniversary date of this Agreement.

     d. Within twelve months of the Effective Date of this Agreement, Covista will use its commercially reasonable best efforts to submit all orders for the Services to Global Glossing (the "Initial Orders"). Within thirty days of execution of this Agreement, and at such times in the future as may be reasonably necessary or appropriate, the parties shall meet to develop an implementation plan


                                                                Initials________


                                                                Initials________
          with respect to the Initial Orders and any other orders submitted after twelve months from the Effective Date of this Agreement (the "Future Orders"). For as long as this Agreement is in place and Total Channel Mile Month capacity remains available, Global Crossing, as such Initial Order or Future Order circuits are ordered, shall reduce the Total Channel Mile Months by the DS-O mile months associated with such circuit, calculated according to the following formulas:

               DS-1 = $0.00142 x V&H DS-0 miles x [1.0 for the first ten percent of the total DS-O channel miles ordered at the DS-1 speed and 3.0 thereafter] x circuit term commitment;

               DS-3 = $0.00142 x V&H DS-O miles x 1.0 x circuit term commitment;

               OC-3 = $0.00142 x V&H DS-O miles x 0.78 x circuit term commitment

          In lieu of the $0.00142 rate as set forth above, the rate for the Initial Orders or Future Orders, as the case may be, for purposes of the reduction of the Total Channel Mile Months shall be Global Crossing's then current market rate as offered to third parties that are not affiliates of Global Crossing, for comparable capacity of a similar volume and under substantially similar terms and conditions, including but not limited to, like city pairs and activation dates, at the time the circuit is ordered (the "Market Rate"), if such rate is lesser than the $0.00142 rate as set forth above. Once the Market Rate is set, such rate shall apply to all circuits ordered within the subsequent ninety day period. Upon expiration of the ninety day period, no new Market Rate shall be established until Covista places another circuit order. Within sixty (60) days after execution of this Agreement, the parties will establish procedures for auditing the DSO mile reduction of Total Channel Mile Months in accordance with the formulas set forth in this section 2(d).

     e.   The minimum circuit term commitment for all circuits shall be twelve
          (12) months. Upon expiration of the minimum circuit term for each circuit, for as long as Total Channel Mile Month capacity remains available, the circuit shall automatically be renewed for successive monthly terms, until Covista provides Global Crossing with thirty days written notice of its intent not to renew the circuit. For each monthly renewal term, the associated V&H DSO miles for the circuit, times the applicable rate as calculated at the time of the Initial Order for the circuit, times the applicable circuit multiplier as set forth in paragraph (d) above (E.G., 3.0 for DS-1, 1.0 for DS-3, .78 for OC-3), shall be deducted from the available Total Channel Mile Months.

     f. All capacity referred to herein shall collectively be referred to as the "SERVICES". All rights of ownership in the Global Crossing network, the fiber and the related electronics used in providing the Services remain with Global Crossing. This Agreement is not intended to lease or sell any interest in the Global Crossing network to Covista.

     g. During the term of this Agreement (as defined in Section 1 above), Covista shall have the right to replace any previously installed circuit between any City Pair with a circuit between any other City Pair, subject to availability, for a minimum circuit term of at least twelve (12) months, at no additional charge except as set forth below. If the new circuit is for a greater number of DS-0 channel miles, upon delivery of the new circuit, the higher number of DS-0 channel miles will be deducted against the Total Channel Mile Months. If the new circuit is for a lower number of DS-0 channel miles, and the existing circuit has been in service less than twelve (12) months, the number of DS-0 miles associated with the existing circuit will continue to be deducted from the Total Channel Mile Months for the remainder of such twelve (12) month period in addition to the applicable deduction for the new circuit upon expiration of the existing circuit's term. The Market Rate price protection provisions of Section d hereof shall apply only to replaced circuits with a greater circuit capacity and DS-O channel miles than the original circuit being replaced.

                                                                Initials________

                                                                Initials________

     h. Within sixty (60) days of execution of this Agreement, the Parties shall establish mutually agreeable forecasting requirements and procedures.

3.   CHARGES AND PAYMENT

     a. Covista shall pay Global Crossing for the capacity a non-refundable, non-recurring charge in the amount of four million US dollars ($4,000,000.00) ("Initial Total Non-Recurring Charge") on June 29, 2001. Covista is also liable for applicable taxes and governmental assessments with respect to its use or purchase of the Services.

     b. Payments for the Initial Total Non-Recurring Charge to Global Crossing shall be made via check.

     c. Except as otherwise specifically provided in this Agreement or an Exhibit, and subject to the right of first refusal as set forth in Amendment #10 to the Carrier Wholesale Service Agreement between the Parties dated June 29, 2001, Covista is responsible for ordering all facilities and equipment necessary for its interconnection to Global Crossing's network for use of the Services. Covista shall be liable for all costs and expenses of such interconnection, including without limitation, the installation, testing, maintenance and operation of such equipment and facilities. Notwithstanding the foregoing, the Parties hereto agree that Global Crossing shall provide interconnection facilities to Covista to terminate circuits purchased hereunder in the following locations, by the following means and at the following price:

          --------------------------------- ----------------------------------------- --------------------------
             GLOBAL CROSSING METROBUILD      INTERCONNECTION METHOD BETWEEN GLOBAL              PRICE
                     LOCATION*               CROSSING PREMISES AND COVISTA PREMISES
          --------------------------------- ----------------------------------------- --------------------------
          40 Rector Street                  DS-3 local loop                           o  $700.00 Monthly
          New York, NY                                                                Recurring Charge
                                                                                      o  5 year circuit term
          --------------------------------- ----------------------------------------- --------------------------
          1201 North Main Street            DS-3 local loop                           o  $475.00 Monthly
          Dallas, Texas                                                               Recurring Charge
                                                                                      o  5 year circuit term
          --------------------------------- ----------------------------------------- --------------------------
          1 Wilshire Avenue                 Mid Span Meet**                           Parties agree to divide
          Los Angeles, CA                                                             the cost of the
                                                                                      interconnection
          --------------------------------- ----------------------------------------- --------------------------
          806 East Main Street              Mid Span Meet**                           Covista shall be
          Chattanooga, TN                                                             responsible for building
                                                                                      to Global Crossing's
                                                                                      suite and shall be
                                                                                      responsible for all
                                                                                      costs incurred thereto
          --------------------------------- ----------------------------------------- --------------------------
          401 North Broad Street            DS-3 local loop                           o  $475.00 Monthly
          Philadelphia, PA                                                            Recurring Charge
                                                                                      o  5 year circuit term
          --------------------------------- ----------------------------------------- --------------------------

          *Covista has facilities in the same building as the Global Crossing
           POP.

         **Parties respective responsibilities shall be as set forth in attached Exhibit B

          For the DS-3 loops set forth above, Global Crossing shall provide the DS-3 loop to a Covista provided fiber distribution panel or other Covista provided equipment (as designated by Covista) in

                                                                Initials________

                                                                Initials________
          the Covista location. For local loops at other Global Crossing metrobuild locations, the initial Monthly Recurring Charge shall be $475.00 for each five year circuit term and for non-metrobuild, Global Crossing SONET POP locations, Global Crossing shall use all commercially reasonable efforts to facilitate a Mid Span Meet between the Parties, with the costs of the Mid Span Meet to be divided between the Parties. Subject to the foregoing, the DS-3 pricing set forth in this paragraph c shall not apply to any other local loops or interconnections that may be offered by Global Crossing to Covista (E.G., local loops extending the circuit to any third party premises or to any Covista premise which is not located in the same building as the Global Crossing POP, or local loops provided though Global Crossing by a third party vendor). At the end of each twelve (12) months of this Agreement, Global Crossing agrees to review with Covista the DS-3 pricing set forth herein and apply any reductions to the monthly recurring charge as may be applicable based on Global Crossing's then current market rate for the DS-3 loops as offered to third parties that are not affiliates of Global Crossing, for comparable DS-3 loops and under substantially similar terms and conditions as offered to Covista hereunder. Any rate reductions shall apply on a prospective basis only.

     d. Payment terms for any invoices hereunder (other than the Initial Total Non-Recurring Charge) are net 30 days from the invoice date. The Parties agree that (i) the invoice date will be the same day the invoice is faxed to Covista, and (ii) the invoice will be faxed on a business day, followed by a confirmation copy sent by first class mail. Any invoice not paid by its due date shall bear late payment fees at the rate of 1-1/2% per month (or such lower amount as maybe required by law) until paid.

4.   SERVICE LEVEL GUARANTEE (SLG)

     This Section defines Global Crossing's quality commitment to Covista and the Service quality credits available to Covista under certain conditions where Global Crossing does not maintain its standard level of availability or quality of Services. The SLG mentioned herein applies only to Private Line circuits of DS-1 or higher capacity and which have at least one year circuit term commitment, or for which the one year circuit term commitment previously has been fulfilled. Any credits for the Services are exclusively those set forth in this Section and shall be the sole and exclusive remedy of Covista.

     Definitions:

     PRIVATE LINE SERVICE is subdivided between "Premise Access" and "POP Access" categories. Covista may select POP Access or Premise Access at either end of a circuit:

          Premise Access Service incorporates the local access connection from Covista's Circuit Location Address to the Global Crossing POP; and

          POP Access Service is between Global Crossing POPs only with Covista's self-provided local access.

     CIRCUIT LOCATION ADDRESS is the Covista specified location of the Covista interface in a city appearing as one of Covista's City Pair.

     COVISTA INTERFACE is either Covista's connection to Local Access Interface Equipment at a Circuit Location Address or Covista's connection to a Global Crossing POP.

     GLOBAL CROSSING POP is a network Point of Presence maintained by Global Crossing in a city appearing as a City Pair.

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                                       6

     FIRM ORDER COMMITMENT ("FOC") is the date Global Crossing notifies Covista that Global Crossing has received a complete, accurate and signed Service Order Form (the "Order Form") from Covista and that the capacity requested by Covista in the Order Form is available. The Order Form shall be binding upon Covista upon execution by Covista. The Order Form shall be binding on Global Crossing when Global Crossing issues the FOC. Global Crossing shall return a FOC within seventy two (72) hours from the date of Global Crossing's receipt of a complete, accurate and signed Service Order Form.

     4.1 The SLG Overview: The Services consists of a single circuit across the Global Crossing network (the "Network") for the transportation of Covista's traffic between two defined demarcation points including:

           (i) Provisioning of the defined demarcation points with support and maintenance by the Global Crossing Network Operations Centers;

          (ii) The Private Line Services may be made available at speeds of DS1, DS3 and OC3 depending on service level, capacity availability and geographic reach;

     4.2  Service Level Description:

          A.   SCENARIO A: Global Crossing POP to Global Crossing POP

               Both ends of the circuit terminate at a defined Global Crossing POP on the Network. Any third party tail circuit or other connection to Covista's equipment, whether it is located at Covista's premise or a "telehouse", is Covista's responsibility.

               The demarcation point for Scenario A Level of Service is the Global Crossing Digital Distribution Frame (DDF) for bandwidths lower than OC3 or the Global Crossing Optical Distribution Frame
               (ODF) for OC3 and higher bandwidths, both of which are located within the Global Crossing POP

          B.   SCENARIO B: Global Crossing Premise to Global Crossing Premise

               Both ends of the circuit terminate at a defined Global Crossing Premise on the Network. Global Crossing Premise to Premise includes any tail circuit that is on the Network. Any third party tail circuit or other connection to Covista's equipment, whether it is located at Covista's premise or a "telehouse", is Covista's responsibility.

               The demarcation point for the Scenario B Level of Service is the Network Terminating Unit (the "NTU"). Cabling and maintenance from the NTU is Covista's equipment, therefore Covista's responsibility.

          C.   SCENARIO C: Global Crossing POP to Global Crossing Premise

               One end of the circuit terminates at a defined Global Crossing POP on the Network and the other end terminates on the defined Global Crossing Premise on the Network. Global Crossing Premise to POP or POP to Premise includes any tail circuit that is on the Network. Any third party tail circuit or other connection to Covista's equipment, whether it is located a Covista's premise or a "telehouse" is Covista's responsibility.

               The demarcation point for the Global Crossing POP is the Global Crossing Digital Distribution Frame (DDF) for bandwidths lower than OC3/STM1 or the Global Crossing


                                                                Initials________


                                                                Initials________

               Optical Distribution Frame (ODF) for OC3/STM1 and higher bandwidths, both of which are located within the Global Crossing POP.

               The demarcation point for the Global Crossing Premise in Scenario C's Level of Service is the Network Terminating Unit (the "NTU"). Cabling and maintenance from the NTU is Covista's equipment, therefore Covista's responsibility.

     4.3  SERVICE COMMITMENTS

          Subject to the Sections below, Global Crossing shall provide a credit where Covista has been affected by circuit availability and installation:

          (A)  CIRCUIT AVAILABILITY:

               (i)  PERFORMANCE:

                    Determined by Global Crossing's continual measurement of the performance of the Network.

                    Guaranteed availability for each Service Level as defined below:

            ---------------------------------------- -----------------------------------------
                         SERVICE LEVEL                    MONTHLY AVAILABILITY GUARANTEE
            ---------------------------------------- -----------------------------------------
                     Scenario A, B, and C                             99.99%
            ---------------------------------------- -----------------------------------------


          (B)  MEASUREMENT:

                    Circuit availability is a measure of the relative amount of time during which a circuit is available for Covista use. A circuit will be deemed "unavailable" for the relevant period if the circuit experiences a complete loss of service or an excess of 10 consecutive bit error seconds. This unavailability is deemed an "Outage" for that period and under no circumstance shall an Outage be deemed a breach by Global Crossing under the Agreement.

          (C)  SERVICE OUTAGE CREDIT: (the "Service Outage Credit")

               (i) Global Crossing will issue a Service Outage Credit as defined in this Section in accordance to the following schedule for Scenario's A, B, or C as presented in Section 4.2.

--------------------------------------------- ----------------------------
              SERVICE OUTAGE                            CREDIT
           SCENARIO A, B, OR C                 (FOR AFFECTED CIRCUIT)
--------------------------------------------- ----------------------------
0 - 4.32 continuous minutes (level one)       0% of Monthly Circuit Value
--------------------------------------------- ----------------------------
4.33 - 240 continuous minutes (level two)        5% of Monthly Circuit
                                                         Value
--------------------------------------------- ----------------------------
241 - 480 continuous minutes (level three)      10% of Monthly Circuit
                                                        Value
--------------------------------------------- ----------------------------
481 continuous minutes or more (level four)     15% of Monthly Circuit
                                                       Value
--------------------------------------------- ----------------------------

               Each Service Outage Credit is calculated on a per-circuit, per-month (30 calendar days) basis and each Service Outage Credit shall be calculated for the affected circuit only. The

                                                                Initials________


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                                       8

               Monthly Circuit Value shall be obtained by multiplying the V&H miles x the DSO channel miles x the base rate of .00142 (the "Monthly Circuit Value"). Any Service Outage Credit provided to Covista in accordance to the provisions hereof shall be applied to Covista's account # 0202593403 (TOT2). Each Service Outage Credit will be calculated in fractions of hours measured from the time that Global Crossing receives notice from Covista of actual circuit unavailability (established by a "Trouble Ticket") until circuit availability is restored by Global Crossing. Service Outage Credits will be issued by Global Crossing only after Covista notifies Global Crossing in writing, within thirty Business Days of such Outage and Global Crossing has confirmed such Outage.

               (ii) Chronic Outages: If a Private Line circuit meets the
                    definition of Chronic Outage, as such term is defined below in subsection (iii) below, Global Crossing will provide Covista with a chronic outage credit in the amount of 25% of the Monthly Circuit Value.

              (iii) Chronic Outage Determination: Any of the following shall constitute a "Chronic Outage"

                    (a) For each calendar month, Covista experiences five (5) or more Level 1 (or worse) outages on the same circuit.
                    (b)  For each calendar month, Covista experiences four
                         (4) or more Level 2 (or worse) outages on the same circuit.
                    (c) For each calendar month, Covista experiences three (3) or more Level 3 (or worse) outages on the same circuit.
                    (d) For each calendar month, Covista experiences two (2) or more Level 4 outages on the same circuit.

          (D) Each Outage shall be deemed to terminate upon restoration of the affected circuit as evidenced by appropriate network tests by Global Crossing. Global Crossing shall give notice to Covista of any scheduled Outage as early as is practicable and shall use all commercially reasonable best efforts to give notice not less than 24 hours prior to such scheduled Outage, and a scheduled Outage shall under no circumstance be viewed as an Outage hereunder.

          (E)  TIME TO RESTORE

               Time to Restore (TTR) is defined as the time to isolate, fix and close out Covista-initiated trouble reports, with return of circuit to Covista, as tracked by the Global Crossing trouble ticket system. (Trouble tickets kept open at the request of Covista, after clearance of a fault, shall not be included in this calculation). The Global Crossing objective for Mean Time to Repair ("MTTR") is a yearly average of 2 hours per occurrence, with no single occurrence greater than 4 hours. There is no separate credit table applicable to performance on MTTR objectives.

     4.4  Installation

          A.   PERFORMANCE

               SCENARIO A: POP TO POP

               Global Crossing commits to a circuit delivery of a Global Crossing POP to a Global Crossing POP within 30 calendar days of a Firm Order Commitment date ("FOC"). This


                                                                Initials________


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                                       9
               guarantee excludes testing and circumstances where Covista is not ready to receive or use the circuit. Orders for changes in existing circuit configurations shall be accepted and completed within 30 calendar days.

               Global Crossing shall use reasonable efforts to install each Service on or before the FOC date, but the inability of Global Crossing to deliver a Service by such date shall not be deemed a breach of this Agreement by Global Crossing.

               SCENARIO B: GLOBAL CROSSING PREMISE TO PREMISE

               Global Crossing commits to circuit delivery of a Global Crossing Premise to a Global Crossing Premise within 45 calendar days of a Firm Order Commitment date ("FOC"). This guarantee excludes testing and circumstances where Covista is not ready to receive or use the circuit. Orders for changes in existing private line configurations shall be accepted and completed within 45 calendar days.

               Global Crossing shall use reasonable efforts to install each Service on or before the FOC date, but the inability of Global Crossing to deliver a Service by such date shall not be deemed a breach of this Agreement by Global Crossing.

               SCENARIO C: GLOBAL CROSSING POP TO GLOBAL CROSSING PREMISE

               Global Crossing commits to delivery of a Global Crossing POP to a Global Crossing Premise private line within 45 calendar days of a Firm Order Commitment date ("FOC"). This guarantee excludes testing and circumstances where Covista is not ready to receive or use the circuit. Orders for changes in existing private line configurations shall be accepted and completed within 45 calendar days.

               Global Crossing shall use reasonable efforts to install each Service on or before the FOC date, but the inability of Global Crossing to deliver a Service by such date shall not be deemed a breach of this Agreement by Global Crossing.

          B.   CREDIT

               If the provisioning times stated above are not met, Global Crossing will issue a Credit according to the following schedule:

----------------------------------- --------------------------------------
         IF DELIVERY DATE                          CREDIT
         EXCEEDS FOC DATE                  (PER AFFECTED CIRCUIT)
----------------------------------- --------------------------------------
       By More than 30 days             50% of Monthly Circuit Value
----------------------------------- --------------------------------------

               Any Installation Credit provided to Covista in accordance to the provisions hereof shall be applied to Covista's account # 0202593403 (TOT2

               EXCLUSIONS

               No credits shall be provided for circuits ordered directly by Covista, or third party suppliers for circuits where the completed Service order is modified by or at the initiative of Covista after it is originally completed, or for circuits to be installed in whole or in part by a local telephone company or other unaffiliated local provider; provided that the entitlement to credits (if applicable), and the time for measurement of credit entitlement, shall begin to run again from such time that the modified Service order is received by Global Crossing.


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                                       10

     4.5  CREDIT CALCULATION AND LIMITS

          In no event may the credits provided for hereunder exceed Covista's Monthly Circuit Value pertaining to any covered circuit that is affected, regardless of the nature of the areas under which credits may be generated. Credits are calculated after deduction of all discounts and other special pricing arrangements, and are not applied to governmental fees, taxes, surcharges and similar additional charges, nor are credits available for any usage based Services.

          If a credit cannot be made available within the time frame set out above, it will be made available on the next Invoice or as promptly thereafter as it can be provided after the qualification for a credit and its amount are determined.

          Global Crossing shall issue only one credit for qualifying occurrences in any billing month, regardless of the time of occurrence. Global Crossing will not issue credits for this SLG for more than six (6) months in any twelve (12) month period. If Global Crossing does not meet the performance criteria detailed in this SLG for more than six
          (6) months in any twelve (12) month period, Covista may terminate the affected circuit without further liability.

     4.6  Terms and General Exclusions

          As a condition to receive of any credit under this SLG, Covista shall cooperate with Global Crossing in addressing any reported circuit problems.

          All credits are calculated on the basis of a thirty (30) day calendar month. Credits will be calculated in connection with, and will apply to the entire Private Line circuit as defined under this Section 4.

     In addition, the credits set forth above are NOT available in the event of any of the following causes:

     a) lapses in Services associated with new installations or orders for circuit reconfigurations before lobal Crossing has received notice that Covista has accepted the new or reconfigured Service and before the Service is first utilized by Covista;

     b) lapses in Service resulting from the Covista's premises equipment or equipment of a Covista's vendor, or from local loop facilities provided directly by Covista to connect Covista to Global Crossing's network, or otherwise impacting Covista's Service;

     c) force majeure events beyond Global Crossing's reasonable control, with the exception of fiber cuts that are the responsibility of Global Crossing;

     d) problems directly caused by any act or omission of Covista or any third party not under the direction or control of Global Crossing, including but not limited to, Covista's agents, contractors or vendors;

     e) reasonable scheduled maintenance periods, for which advance notice has been provided to Covista, and emergency maintenance periods

     g) circuits to be installed in whole or in part by a local telephone company or other unaffiliated local provider.

5.   TERMINATION RIGHTS


                                                                Initials________


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                                       11

     (a) Either Party may terminate this Agreement upon the other Party's insolvency, dissolution or cessation of business operations.

     (b) In the event of a breach of any material term or condition of this Agreement by a Party, the non-breaching Party may terminate this Agreement upon thirty (30) days written notice to the other Party, unless the breaching Party cures the breach during such thirty (30) day period.

     (c) Covista's exclusive remedy and the entire liability of Global Crossing for any failure by Global Crossing to deliver the capacity in respect to an accepted circuit order in accordance with this Agreement or on time are contained in the SLG as set forth in Section 4 hereto.

6.   WARRANTIES AND LIMITATION OF LIABILITY

     (a) The Services shall be provided by Global Crossing in accordance with the applicable technical standards established for dedicated circuit capacity by the telecommunications industry for a digital fiber optic network. GLOBAL CROSSING MAKES NO OTHER WARRANTY, EXPRESS OR IMPLIED, WITH RESPECT TO TRANSMISSION, EQUIPMENT OR SERVICE PROVIDED HEREUNDER, AND EXPRESSLY DISCLAIMS ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE OR FUNCTION.

     (b) NEITHER PARTY (OR ITS AFFILIATES) SHALL BE LIABLE TO THE OTHER PARTY (OR ITS AFFILIATES) FOR ANY SPECIAL, INCIDENTAL, INDIRECT, PUNITIVE, CONSEQUENTIAL OR SIMILAR COSTS, LIABILITIES OR DAMAGES, WHETHER FORESEEABLE OR NOT, ARISING OUT OF, OR IN CONNECTION WITH, SUCH PARTY'S PERFORMANCE OF ITS OBLIGATIONS UNDER THIS AGREEMENT OR OTHERWISE RELATED TO THIS AGREEMENT.

7.   INDEMNIFICATION.

     Each Party shall defend and indemnify the other Party and its directors, officers, employees, representatives and agents from any and all claims, taxes, penalties, interest, expenses, damages, lawsuits or other liabilities (including without limitation, reasonable attorney fees and court costs) relating to or arising out of (i) acts or omissions in the operation of its business, and (ii) its breach of this Agreement; provided, however, Global Crossing shall not be liable and shall not be obligated to indemnify Covista, and Covista shall defend and indemnify Global Crossing hereunder, for any claims by any third party, including Covista's customers, with respect to services provided by Covista which may incorporate any of the Services.

8.   REPRESENTATION.

     The Parties acknowledge and agree that the relationship between them is solely that of independent contractors. Neither Party, nor their respective employees, agents or representatives, has any right, power or authority to act or create any obligation, express or implied, on behalf of the other Party.

9.   FORCE MAJEURE

     Other than with respect to failure to make payments due hereunder, neither Party shall be liable under this Agreement for delays, failures to perform, damages, losses or destruction, or malfunction of any equipment, or any consequence thereof, caused or occasioned by, or due to fire, earthquake, flood, water, the elements, labor disputes involving actions by recognized collective bargaining units or third party suppliers of services or labor shortages, utility curtailments, power failures, explosions, civil disturbances,


                                                                Initials________


                                                                Initials________
     governmental actions, shortages of equipment or supplies, unavailability of transportation, acts or omissions of third parties, or any other cause beyond its reasonable control.

10.  WAIVERS.

     Failure of either Party to enforce or insist upon compliance with the provisions of this Agreement shall not be construed as a general waiver or relinquishment of any provision or right under this Agreement.

11.  ASSIGNMENT.

     Neither Party may assign or transfer its rights or obligations under this Agreement without the other Party's written consent, which consent may not be unreasonably withheld, conditioned or delayed, except that both parties may assign this Agreement to their respective Affiliates, merger partners or successors in interest without the other party's consent and Global Crossing may freely assign its rights to receive payments hereunder. Any other assignment or transfer without the required consent is void.

12.  CONFIDENTIALITY.

     (a) Each Party agrees that all information furnished to it by the other Party, or to which it has access under this Agreement, and specifically including the identity of end-user customers of Covista, the Services utilized by such end-user customers and the rates and charges therefor, shall be deemed the confidential and proprietary information or trade secrets (collectively referred to as "PROPRIETARY INFORMATION") of the Disclosing Party and shall remain the sole and exclusive property of the Disclosing Party (the Party furnishing the Proprietary Information referred to as the "DISCLOSING PARTY" and the other Party referred to as the "RECEIVING PARTY"). Each Party shall treat the Proprietary Information and the contents of this Agreement in a confidential manner and, except to the extent necessary in connection with the performance of its obligations under this Agreement, neither Party may directly or indirectly use any Proprietary Information or disclose the same to anyone other than its employees or agents on a need to know basis and who agree to be bound by the terms of this Section, without the written consent of the Disclosing Party, which shall not unreasonably be withheld or delayed.

     (b) The confidentiality of obligations of this Section do not apply to any portion of the Proprietary Information which is (i) or becomes public knowledge through no fault of the Receiving Party; (ii) in the lawful possession of Receiving Party prior to disclosure to it by the Disclosing Party (as confirmed by the Receiving Party's records);
          (iii) disclosed to the Receiving Party without restriction on disclosure by a person who has the lawful right to disclose the information; or (iv) disclosed pursuant to the lawful requirements or formal request of a governmental agency. If the Receiving Party is requested or legally compelled by a governmental agency to disclose any of the Proprietary Information of the Disclosing Party, the Receiving Party agrees that it will provide the Disclosing Party with prompt written notice of such requests so that the Disclosing Party has the opportunity to pursue its legal and equitable remedies regarding potential disclosure.

     (c) Each Party acknowledges that its breach or threatened breach of this Section may cause the Disclosing Party irreparable harm which would not be adequately compensated by monetary damages. Accordingly, in the event of any such breach or threatened breach, the Receiving Party agrees that equitable relief, including temporary or permanent injunctions, is an available remedy in addition to any legal remedies to which the Disclosing Party may be entitled.

     (d) Neither Party may use the name, logo, trade name, service marks, trade marks, or printed materials of the other Party, in any promotional or advertising material, statement, document, press release or broadcast without the prior written consent of the other Party, which consent may be granted or


                                                                Initials________


                                                                Initials________
     withheld at the other Party's sole discretion. Neither Party shall issue any publication or press release relating directly or indirectly to this Agreement without first obtaining the other Party's written consent.

13.  INTEGRATION:

     This Agreement and all exhibits and other attachments attached hereto represent the entire agreement between the Parties with respect to the subject matter hereof and supersede and merge all prior agreements, promises, understandings, statements, representations, warranties, indemnities and inducements to the making of this Agreement relied upon by either Party, whether written or oral. In the event of any inconsistency between the terms of this Agreement and any exhibit, the terms and conditions contained in the exhibit shall control.

14.  GOVERNING LAW:

     This Agreement will be construed and enforced in accordance with the law of the state of New York, without regard to its choice of law principles. The Parties agree that any action related to this Agreement shall be brought and maintained only in a Federal or State court of competent jurisdiction located in Monroe County, New York. The Parties each consent to the jurisdiction and venue of such courts and waive any right to object to such jurisdiction and venue.

15.  NOTICES:

     All notices, including but not limited to, demands, requests and other communications required or permitted hereunder (not including Invoices) shall be in writing and shall be deemed given: (i) when delivered in person, (ii) 24 hours after deposit with an overnight delivery service for next day delivery (iii) the same day when sent by facsimile transmission during normal business hours, receipt confirmed by sender's equipment, or
     (iv) three Business Days after deposit in the United States mail, postage prepaid, registered or certified mail, return receipt requested, and addressed to the recipient Party at the address set forth below:

           If to Global Crossing:      Global Crossing Bandwidth, Inc.
                                       180 S. Clinton Avenue
                                       Rochester, New York 14646
                                       Attn: Sr. VP, North American Carrier
                                       Services
                                       Facsimile # 716-232-9168

           With a copy to:             Global Crossing Bandwidth, Inc.
                                       90 Castilian Drive, Suite 200
                                       Goleta, California 93117
                                       Attn: Manager, National Contract Admin.
                                       Facsimile # 800-689-2395

           If to Covista:              Covista, Inc.
                                       150 Clove Road, 8th Floor
                                       Little Falls, New Jersey  07424
                                       Attn:  Chief Operating Officer
                                       Facsimile:  973-785-7266



                                                                Initials________


                                                                Initials________

           With a copy to:             Covista, Inc.
                                       150 Clove Road, 8th Floor
                                       Little Falls, New Jersey  07424
                                       Attn:  General Counsel
                                       Facsimile: 973-785-7273

16.  COMPLIANCE WITH LAWS:

     During the term of this Agreement, the Parties shall comply with all local, state and federal laws and regulations applicable to this Agreement and to their respective businesses.

17.  SURVIVAL OF PROVISIONS:

     Any obligations of the Parties relating to monies owed, as well as those provisions relating to confidentiality, limitations on liability and indemnification, survive termination of this Agreement.

18.  UNENFORCEABLE PROVISIONS:

     The illegality or unenforceability of any provision of this Agreement does not affect the legality or enforceability of any other provision or portion. If any provision or portion of this Agreement is deemed illegal or unenforceable for any reason, there shall be deemed to be made such minimum change in such provision or portion as is necessary to make it valid and enforceable as so modified.

19.  CUMULATIVE RIGHTS AND REMEDIES:

     Except as may otherwise be provided herein, the assertion by a Party of any right or the obtaining of any remedy hereunder shall not preclude such Party from asserting or obtaining any other right or remedy, at law or in equity, hereunder.

20.  AMENDMENTS:

     This Agreement is voidable by either party if the text is modified by the other party without the written or initialed consent of a Global Crossing Vice President or the Chief Operating Officer of Covista, as the case may be. Except as may otherwise be provided herein, any amendments or modifications to this Agreement must be in writing and signed by a Global Crossing Vice President (or higher level officer) and an authorized officer of Covista.

21.  AUTHORITY:

     Each individual executing below on behalf of a Party hereby represents and warrants to the other Party that such individual is duly authorized to so execute, and to deliver, this Agreement. By its signature below, each Party acknowledges and agrees that sufficient allowance has been made for review of this Agreement by respective counsel and that each Party has been advised by its legal counsel as to its legal rights, duties and obligations under this Agreement.

22.  COUNTERPARTS:

     This Agreement may be executed in several counterparts, each of which shall constitute an original, but all of which shall constitute one and the same instrument.


                                                                Initials________


                                                                Initials________

IN WITNESS WHEREOF, the Parties have executed this Agreement on the dates set forth below.

Global Crossing Bandwidth, Inc.                          Covista, Inc.

By:    /s/ ANTHONY T. SGROI                         By: /s/ A.JOHN LEACH, JR.
    ------------------------                           ------------------------
         Anthony T. Sgroi, President                     A. John Leach, Jr.
         North American Carrier Services                 President & CEO
Date:    06/29/01                                   Date:    06/29/01


By:   /s/ PETER JUROE
    -------------------------------------
         Peter Juroe
         Chief Financial Officer
         Carrier Services

Date:    06/29/01

                                                                Initials________


                                                                Initials________

                                                                       EXHIBIT A
                                                                     Page 1 of 3

                  NATIONAL FIBER NETWORK POP LOCATION (by Site)

-----------------------------------------------------------------------------------------------------------------------------
                        EXPECTED
        SITE          SERVICE DATE   STATE    LATA                    POP LOCATION                    ZIP CODE     NPA-NXX
-----------------------------------------------------------------------------------------------------------------------------
Akron                   Complete       OH      325    844 Eastwood Avenue                              44304       330-733
-----------------------------------------------------------------------------------------------------------------------------
Albany                  Complete       NY      134    11 North Pearl Street, 20th Floor, Suite 2000    12207       518-424
-----------------------------------------------------------------------------------------------------------------------------
Albuquerque             Complete       NM      664    104 Gold Avenue  SE                              67110       505-222
-----------------------------------------------------------------------------------------------------------------------------
Altoona                 Complete       PA      230    1920 Pine Avenue Alley                           16602       814-940
-----------------------------------------------------------------------------------------------------------------------------
Anaheim                 Complete       CA      730    704 North Valley Street, Suite Y&Z Bld. 8        92801       714-772
-----------------------------------------------------------------------------------------------------------------------------
Anaheim                 Complete       CA      730    2461 West LaPalma                                92801       714-220
-----------------------------------------------------------------------------------------------------------------------------
Atlanta                 Complete       GA      438    250 Williams Avenue, Suite 2120 (Switch)         30303       404-525
-----------------------------------------------------------------------------------------------------------------------------
Austin                     TBD         TX      558    4117 1/2 Bluestein Boulevard
-----------------------------------------------------------------------------------------------------------------------------
Austin                  Complete       TX      558    4118 1/2 Bluestein Boulevard                     78721       512-674
-----------------------------------------------------------------------------------------------------------------------------
Baltimore               Complete       MD      238    111 Marketplace, Suite 400                       21202       410-244
-----------------------------------------------------------------------------------------------------------------------------
Baton Rouge             Complete       LA      492    445 North Boulevard                              70802       225-267
-----------------------------------------------------------------------------------------------------------------------------
Battle Creek            Complete       MI      348    133 South Angell Street                          49017       616-961
-----------------------------------------------------------------------------------------------------------------------------
Billings                Complete       MT      650    801 Granite Tower, 222 N. 32nd St                59101       406-256
-----------------------------------------------------------------------------------------------------------------------------
Birmingham                 TBD         AL      476    1910 Third Avenue                                35203       205-251
-----------------------------------------------------------------------------------------------------------------------------
Boise                      TBD         ID      652                                                                 208-336
-----------------------------------------------------------------------------------------------------------------------------
Boston                  Complete       MA      128    230 Congress Street, Suite 702                   02210       617-637
-----------------------------------------------------------------------------------------------------------------------------
Bowling Green           Complete       KY      464    24 East 10th Avenue                              42102       270-782
-----------------------------------------------------------------------------------------------------------------------------
Bridgeport              Complete       CT      920            SEE WEST HAVEN, CT                       06604
-----------------------------------------------------------------------------------------------------------------------------
Buffalo                 Complete       NY      140    715 Delaware Avenue, Fairfax House               14209       716-449
-----------------------------------------------------------------------------------------------------------------------------
Casper                  Complete       WY      654    123 West 1st Street, 6th Floor                   82601       307-266
-----------------------------------------------------------------------------------------------------------------------------
Charlotte               Complete       NC      422    701 East Trade Street, 2nd Floor                 28202       707-373
-----------------------------------------------------------------------------------------------------------------------------
Chattanooga             Complete       TN      472    745A East 17th St.                               37406       423-751
-----------------------------------------------------------------------------------------------------------------------------
Chesapeake              Complete       VA      252    811 Industrial Avenue, 1st Floor                 23324       540-220
-----------------------------------------------------------------------------------------------------------------------------
Chicago                    TBD         IL      358    350 E. Cermack
-----------------------------------------------------------------------------------------------------------------------------
Chicago                 Complete       IL      358    101 North Wacker Drive, Suite 310                60606       312-263
-----------------------------------------------------------------------------------------------------------------------------
Chico                   Complete       CA      724    901 Dayton Circle                                95928       530-342
-----------------------------------------------------------------------------------------------------------------------------
Cincinnati              Complete       OH      922    607 Evans Street                                 45203       513-306
-----------------------------------------------------------------------------------------------------------------------------
Cleveland               Complete       OH      320    1621 Euclid Avenue, 6th Floor, Suite 620         44115       216-696
-----------------------------------------------------------------------------------------------------------------------------
Colorado Springs        Complete       CO      658    335 South Conejos Street                         80903       719-227
-----------------------------------------------------------------------------------------------------------------------------
Columbus                Complete       OH      324    376 West Broad Street                            43215       614-243
-----------------------------------------------------------------------------------------------------------------------------
Dallas                  Complete       TX      552    2323 Bryan Street, Suite 900                     75201       214-871
-----------------------------------------------------------------------------------------------------------------------------
Dayton                  Complete       OH      328    512 Miami Boulevard East                         45402       937-222
-----------------------------------------------------------------------------------------------------------------------------
Daytona Beach           Complete       FL      456    149 South Ridgewood Avenue                       32114       904-252
-----------------------------------------------------------------------------------------------------------------------------
Denver                  Complete       CO      656    950 17th Street, Suite 1100                      80202       303-556
-----------------------------------------------------------------------------------------------------------------------------
Detroit                 Complete       MI      340    SEE SOUTHFIELD, MI                               48034       313-297
-----------------------------------------------------------------------------------------------------------------------------
Des Moines              Complete       IA      632    101 Southeast 7th Street                         50309       515-241
-----------------------------------------------------------------------------------------------------------------------------
Eau Claire              Complete       WI      352    2219 Galloway Street                             54703       715-830
-----------------------------------------------------------------------------------------------------------------------------
El Paso                 Complete       TX      540    201 East Main St., Ste 1410 (TX Comm Bank        79901       915-532
                                                      Bld)
-----------------------------------------------------------------------------------------------------------------------------
Erie                    Complete       PA      924    SEE WATERFORD, PA
-----------------------------------------------------------------------------------------------------------------------------
Eugene                  Complete       OR      670    1480 Railroad Avenue                             97402       541-242
-----------------------------------------------------------------------------------------------------------------------------
Fort Worth              Complete       TX      552    1119 Northeast 23rd Street                       76102       817-332
-----------------------------------------------------------------------------------------------------------------------------
Fredricksburg           Complete       VA      246    901 Gunnery Road                                 22401       301-236
-----------------------------------------------------------------------------------------------------------------------------
Ft. Lauderdale          Complete       FL      460    113 & 115 NW 2nd Street                          33301       954-316
-----------------------------------------------------------------------------------------------------------------------------
Ft. Myers                  TBD         FL      939    1621 Seaboard Street                             33916       941-275
-----------------------------------------------------------------------------------------------------------------------------
Green Bay               Complete       WI      350    2020 Angie Avenue                                54302       920-406
-----------------------------------------------------------------------------------------------------------------------------
Greensboro              Complete       NC      424    111 West Florida Street                          27406       336-272
-----------------------------------------------------------------------------------------------------------------------------
Greenville              Complete       SC      430    308 Old Easley Road                              29611      864-1269
-----------------------------------------------------------------------------------------------------------------------------
Harrisburg              Complete       PA      226    1979 North 7th Street                            17102       717-213
-----------------------------------------------------------------------------------------------------------------------------
Helena                  Complete       MT      648    Hustad Shopping Center, 1078 Helena Ave          59601       406-442
-----------------------------------------------------------------------------------------------------------------------------
Herndon                 Complete       VA             544 Herndon Parkway                              20170
-----------------------------------------------------------------------------------------------------------------------------
Houston                 Complete       TX      560    777  Walker Street, Suite 170                    77002       713-216
-----------------------------------------------------------------------------------------------------------------------------


                                                                Initials________


                                                                Initials________

                                                                       EXHIBIT A
                                                                     Page 2 of 3

                  NATIONAL FIBER NETWORK POP LOCATION (by Site)

-------------------------------------------------------------------------------------------------------------------------
                      EXPECTED
       SITE         SERVICE DATE  STATE    LATA                    POP LOCATION                   ZIP CODE     NPA-NXX
-------------------------------------------------------------------------------------------------------------------------
Houston               Complete      TX      560    910 Louisiana Street, Mall Level                 77002      713-222
-------------------------------------------------------------------------------------------------------------------------
Indianapolis          Complete      IN      336    550 Kentucky Avenue, Suite 2                     46225      317-232
-------------------------------------------------------------------------------------------------------------------------
Indianapolis          Complete      IN      336    700 West Henry Street, Suites 101 & 120          46225      317-232
-------------------------------------------------------------------------------------------------------------------------
Jackson                 TBD         MS      482    111 East Capitol Street, Suite 510               39201      601-352
-------------------------------------------------------------------------------------------------------------------------
Jacksonville          Complete      FL      452    125 North Broad Street                           32202      904-353
-------------------------------------------------------------------------------------------------------------------------
Kansas City           Complete      MO      524    1100 Main Street Center City, Suite 1300         64108      816-842
-------------------------------------------------------------------------------------------------------------------------
Las Vegas               TBD         NV      721                                                                702-223
-------------------------------------------------------------------------------------------------------------------------
Lincoln               Complete      NE      958    540 South 2nd Street                             68508      402-435
-------------------------------------------------------------------------------------------------------------------------
Los Angeles             TBD         CA      730    900 Alamada                                      90017
-------------------------------------------------------------------------------------------------------------------------
Los Angeles           Complete      CA      730    624 South Grand, Suite 1020                      90017      213-229
-------------------------------------------------------------------------------------------------------------------------
Louisville            Complete      KY      462    1358 South 7th Street                            40202      502-634
-------------------------------------------------------------------------------------------------------------------------
Macon                 Complete      GA      446    577 Mulberry Street                              31201      912-742
-------------------------------------------------------------------------------------------------------------------------
Medford               Complete      OR      670    1 East Clark Street                              97501      541-608
-------------------------------------------------------------------------------------------------------------------------
Melbourne             Complete      FL      458    1220 East Prospect Ave                           32901      407-723
-------------------------------------------------------------------------------------------------------------------------
Miami                 Complete      FL      460    36 NE Second Street                              33142      305-243
-------------------------------------------------------------------------------------------------------------------------
Miami                 Aug `01       FL      460    1 Northeast  First Street
-------------------------------------------------------------------------------------------------------------------------
Milwaukee             Complete      WI      356    411 East Wisconsin Avenue, Suite 519             53202      414-272
-------------------------------------------------------------------------------------------------------------------------
Minneapolis           Complete      MN      628    422 3rd Street North                             55404      612-330
-------------------------------------------------------------------------------------------------------------------------
Mobile                Complete      AL      480    500 St Francis Street, Ground Floor                         334-433
-------------------------------------------------------------------------------------------------------------------------
Nashville             Complete      TN      470    1217 Litton Avenue                               37216      615-226
-------------------------------------------------------------------------------------------------------------------------
New London            Complete      CT      920    #3 Shaws Cove                                    06320      860-437
-------------------------------------------------------------------------------------------------------------------------
New Orleans             TBD         LA      490    1250 Puydras St., 4th Floor
-------------------------------------------------------------------------------------------------------------------------
New York City         Complete      NY      132    111 Eighth Avenue
-------------------------------------------------------------------------------------------------------------------------
New York City         Complete      NY      132    60 Hudson Street, Room 204                       10013      212-267
-------------------------------------------------------------------------------------------------------------------------
Newark                Complete      NJ      224    1085 Raymond Boulevard                           07102      973-480
-------------------------------------------------------------------------------------------------------------------------
Oakland               Complete      CA      722    290 Fifth Avenue                                 94606      510-267
-------------------------------------------------------------------------------------------------------------------------
Oklahoma City         Complete      OK      536    620 South Santa Fe                               73219      405-215
-------------------------------------------------------------------------------------------------------------------------
Omaha                 Complete      NE      644    1306 Mason Street                                68108      402-276
-------------------------------------------------------------------------------------------------------------------------
Orlando               Complete      FL      458    1319 South Division Street                       32805      407-236
-------------------------------------------------------------------------------------------------------------------------
Owatonna              Complete      MN      620    517 Riverside Ave                                55060      507-451
-------------------------------------------------------------------------------------------------------------------------
Pensacola             Aug `01       FL      448    121 West Belmont St. (LOOKING FOR NEW SITE)                 850-437
-------------------------------------------------------------------------------------------------------------------------
Philadelphia          Complete      PA      228    2300 Chestnut Street, Room 100                   19103      215-241
-------------------------------------------------------------------------------------------------------------------------
Phoenix               Complete      AZ      666    429 South 6th Drive                              85003      602-250
-------------------------------------------------------------------------------------------------------------------------
Phoenix               Complete      AZ      666    801 South 16th Street                            85034      602-250
-------------------------------------------------------------------------------------------------------------------------
Pittsburgh            Complete      PA      234    733 Gross Street                                 15224      412-268
-------------------------------------------------------------------------------------------------------------------------
Portland              Complete      OR      672    707 Southwest Washington                         97205      503-299
-------------------------------------------------------------------------------------------------------------------------
Portsmouth            Complete      VA      252    811 Industrial Avenue                            23324      540-220
-------------------------------------------------------------------------------------------------------------------------
Poughkeepsie          Complete      NY      133    80 Washington Street                             12601      914-432
-------------------------------------------------------------------------------------------------------------------------
Providence            Complete      RI      130    1229 Westminster                                 02909      401-222
-------------------------------------------------------------------------------------------------------------------------
Raleigh               Complete      NC      426    115 North Harrington Street, 3rd Floor           27603      918-821
-------------------------------------------------------------------------------------------------------------------------
Redding               Complete      CA      724    2836 Railroad Avenue                             96001      530-225
-------------------------------------------------------------------------------------------------------------------------
Reno                  Complete      NV      720    200 South Virginia Street, Suite 630             89501      775-322
-------------------------------------------------------------------------------------------------------------------------
Richmond              Complete      VA      248    727 Hospital Street                              23219      804-643
-------------------------------------------------------------------------------------------------------------------------
Rochester             Complete      NY      974    95 North Fitzhugh Street                         14614      716-777
-------------------------------------------------------------------------------------------------------------------------
Rocky Mt.             Complete      NC      951    100 West Goldleaf Street                         27804      252-458
-------------------------------------------------------------------------------------------------------------------------
Sacramento            Complete      CA      726    770 L Street, Suite 610                          95814      916-264
-------------------------------------------------------------------------------------------------------------------------
Salinas               Complete      CA      736    915 C Harkins Road                               93901      831-751
-------------------------------------------------------------------------------------------------------------------------
Salt Lake City          TBD         UT      660    136 South Main Street
-------------------------------------------------------------------------------------------------------------------------
Salt Lake City        Complete      UT      660    136 East South Temple Street,  15th Floor        84111      801-322
-------------------------------------------------------------------------------------------------------------------------
San Antonio           Complete      TX      566    231 Rotary Avenue                                98202      210-222
-------------------------------------------------------------------------------------------------------------------------
San Diego             Complete      CA      732    4216 University Avenue, Suites 2 & 3             92103      619-521
-------------------------------------------------------------------------------------------------------------------------
San Diego             Complete      CA      732    3180 University Ave                              92104      619-507
-------------------------------------------------------------------------------------------------------------------------


                                                                Initials________


                                                                Initials________

                                                                       Exhibit A
                                                                     Page 3 of 3

                  NATIONAL FIBER NETWORK POP LOCATION (by Site)

-------------------------------------------------------------------------------------------------------------------------
                      EXPECTED
       SITE         SERVICE DATE  STATE    LATA                POP LOCATI    ON                   ZIP CODE     NPA-NXX
-------------------------------------------------------------------------------------------------------------------------
San Francisco         Complete      CA      722    425 Brannan Street
-------------------------------------------------------------------------------------------------------------------------
San Francisco         Complete      CA      722    274 Brannan Street, Suite 504                    94107      415-222
-------------------------------------------------------------------------------------------------------------------------
San Jose              Complete      CA      722    55 Almaden Boulevard                             95113      408-882
-------------------------------------------------------------------------------------------------------------------------
San Luis Obispo       Complete      CA      740    999 Lawrence Street                              93401      805-781
-------------------------------------------------------------------------------------------------------------------------
Santa Barbara         Complete      CA      740    27 East Cota Street, Second Floor                93101      805-453
-------------------------------------------------------------------------------------------------------------------------
Seattle               Complete      WA      674    2001 6th Avenue, Suite 1604                      98121      206-441
-------------------------------------------------------------------------------------------------------------------------
South Bend            Complete      IN      332    430 South Arnold Street                          46619      219-232
-------------------------------------------------------------------------------------------------------------------------
Southfield            Complete      MI      340    Galleria Bldg 200, Suite 219                     48034      313-297
-------------------------------------------------------------------------------------------------------------------------
Spokane               Complete      WA      676    West 422 Riverside, Suite 1501                   99201      509-747
-------------------------------------------------------------------------------------------------------------------------
Springfield           Complete      MA      126    SEE WESTFIELD, MA
-------------------------------------------------------------------------------------------------------------------------
St. Louis               TBD         MO      520    511 Withers Street
-------------------------------------------------------------------------------------------------------------------------
St. Louis             Complete      MO      520    20 Ferry Street                                  63147      314-231
-------------------------------------------------------------------------------------------------------------------------
Stamford              Complete      CT      920    114 Still Water                                  06902      203-316
-------------------------------------------------------------------------------------------------------------------------
Sunnyvale             Complete      CA      722    444 Toyama Drive                                 94089      408-541
-------------------------------------------------------------------------------------------------------------------------
Syracuse              Complete      NY      136    109 South Warren Street, State Tower Bldg        13202      315-475
-------------------------------------------------------------------------------------------------------------------------
Tallahassee             TBD         FL      953    1346-B South Adams Street                                   840-681
-------------------------------------------------------------------------------------------------------------------------
Tampa                 Complete      FL      952    400 North Tampa, Suite 710                       33602      813-273
-------------------------------------------------------------------------------------------------------------------------
Toledo                Complete      OH      326    735 Emerald Avenue                               43609      419-213
-------------------------------------------------------------------------------------------------------------------------
Topeka                Complete      KS      534    301 North West Tyler Avenue                      66603      785-232
-------------------------------------------------------------------------------------------------------------------------
Trenton               Complete      NJ      222    260 Monmouth Street                              08609      609-292
-------------------------------------------------------------------------------------------------------------------------
Tucson                Complete      AZ      668    210 West Elm Street                              85705      520-670
-------------------------------------------------------------------------------------------------------------------------
Tulsa                 Complete      OK      538    419 East 1st Street                              74120      918-582
-------------------------------------------------------------------------------------------------------------------------
Washington            Complete      DC      236    1220 L Street, 6th Floor (Switch)                20002      202-223
-------------------------------------------------------------------------------------------------------------------------
Waterford             Complete      PA      924    11635 West Greene Road                           16441      814-796
-------------------------------------------------------------------------------------------------------------------------
West Haven            Complete      CT      920    4 Horton Place                                   06516      203-932
-------------------------------------------------------------------------------------------------------------------------
West Palm Beach         TBD         FL      460    420  Hampton Road
-------------------------------------------------------------------------------------------------------------------------
Westfield             Complete      MA      126    8 Williams Riding Way                            01085      413-563
-------------------------------------------------------------------------------------------------------------------------
White Plains          Complete      NY      132    300 Hamilton Avenue                              10601      914-644
-------------------------------------------------------------------------------------------------------------------------
White Plains            TBD         NY      132    55 Church Street                                 10601      914-644
-------------------------------------------------------------------------------------------------------------------------
Youngstown            Complete      OH      322    633 Wilson Avenue                                44503      330-780
-------------------------------------------------------------------------------------------------------------------------

                                                                Initials________


                                                                Initials________

                                    EXHIBIT B
                       Mid Span Meet Terms and Conditions

SERVICE OVERVIEW

1. Global Crossing shall provide Mid Span Meet Access Service ("MSM Access" or "Service") to Covista, consisting of connectivity between the Global Crossing network Point of Presence ("Global Crossing POP") and a Network Fiber Distribution Panel ("NFDP") owned and maintained by Global Crossing on Global Crossing Premises. The connectivity is accomplished by a fiber jumper cable supplied by Global Crossing. The connection at the Global Crossing POP is to circuit(s) previously purchased, or subscribed for, by Covista. MSM Access is available for connections to the Global Crossing network at the optical level (speeds of OC-3 or higher) only.

2. This Exhibit contains the general terms and conditions applicable to MSM Access. Separate MSM Access Schedules ("Schedules") may be attached hereto from time to time covering each separate site where MSM Access will be established. All Schedules, upon their execution by both Parties, shall be incorporated herein and shall become a part hereof.

3. Connectivity provided by Global Crossing terminates on the Covista side of the NFDP (the "Covista Interface") in Global Crossing Premises. The demarcation point is the NFDP in Global Crossing's POP. Covista is responsible for handing off an acceptable interconnecting signal and installing the fiber in accordance with the requirements of this Exhibit.

4. Covista, or Covista's subcontractor, is responsible for (a) bringing interconnecting fiber to Global Crossing Premises, which shall be identified to Covista by street address, floor and room number (if applicable), and (b) installing the interconnecting fiber at the Covista Interface using appropriate Local Access Interface Equipment.

5. Covista understands and acknowledges that MSM Access is offered by Global Crossing on an "as available" basis.

Initial Capitalized Terms used herein shall have the meaning set forth in Section H hereof.

B. Term

The term of a Service with respect to each specific site shall be as set forth in the applicable Schedule and shall commence on the Service Commencement Date (the "Commencement Date"), but shall be immediately terminable by Global Crossing upon the termination, expiration or cancellation for any reason of any
(i) underlying agreement between Global Crossing and any other party involving Global Crossing's continued use of the Facility, (ii) the agreement to which this Exhibit is attached, OR (iii) this Exhibit. Following the expiration of the term for a Service as set forth in the Schedule for a Service, the term for such Service shall automatically renew on a month-to-month basis in accordance with the same terms and conditions specified herein, unless terminated by either Party upon sixty (60) days prior notice to the other Party.

Global Crossing shall not be liable to Covista in any way as a result of Global Crossing's failure (for any reason) to tender possession of the Service on or before the scheduled commencement date listed in the MSM Access Schedule.


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                                                                       Exhibit B
                                                                     Page 2 of 5

C. Covista Responsibilities

Covista shall fulfill the following responsibilities:

1. Upgrade Covista-provided fiber or equipment as necessary to support the Service in conformity with specifications for the NFDP, and/or as specified by Global Crossing, and/or as necessary to link successfully to Covista's premises.

2. Arrange access to the building housing Global Crossing's Premises in order to bring its interconnecting fiber to Global Crossing's Premises, and perform installation of the interconnecting fiber at Global Crossing's Premises itself, or through a subcontractor identified to Global Crossing and approved by Global Crossing, at a date and time acceptable to Global Crossing, and subject to Global Crossing supervision at all times while within Global Crossing's Premises.

3. Upon Global Crossing's or its subcontractor's request, participate in any testing procedures for purposes of installation, testing, Service Commencement or maintenance.

4. Use a Service only in conjunction with Services provided by Global Crossing. Covista may not use the MSM Access for any other purpose without the prior written consent of Global Crossing, which consent may be withheld in Global Crossing's sole discretion. Failure to obtain the prior written consent of Global Crossing shall be deemed a material breach of this Exhibit, and Global Crossing may pursue any legal or equitable remedy available to it, including immediate removal of impermissible cross-connects or interconnections and the immediate termination or suspension of this Exhibit or the underlying agreement to which this Exhibit is attached.

5. Comply, and ensure that its subcontractors, employees, agents and invitees comply, with all safety, security and access rules regarding Global Crossing's Premises, including, without limitation, any rules or regulations of the landlord in the building where the Premises are located. Global Crossing may remove any personnel of Covista, its agents, or subcontractors not in compliance with its rules and regulations, and may prohibit access by any person at its discretion.

6. Covista shall not cause any harm to the Facility or third parties.

7. Covista shall not interfere in any way with Global Crossing's use or operation of the Facility or with the use or operation of any third party facilities.

8. Covista shall be in full compliance with telecommunications industry standards, NEC and OSHA requirements, and in accordance with Global Crossing's requirements and specifications.

9. Upon termination of this Exhibit or any Schedules for any reason, all rights, title and interest in the NFDP shall remain with Global Crossing.


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                                                                       Exhibit B
                                                                     Page 3 of 5

D. Maintenance

Global Crossing provides a coordinated, single point of contact maintenance function for Covista on a 7 day x 24 hour x 365 day basis, which will be identified to Covista. Maintenance support is: (a) between the Global Crossing network POP and the Global Crossing side of the NFDP, and (b) on the NFDP itself. Global Crossing may at its sole discretion suspend the provision of a Service (or any part thereof) for reasons of network or equipment modification, or preventive, or emergency maintenance. Covista shall not make any alterations, changes, additions or improvements to the Facility without Global Crossing's prior written consent.

E. Insurance, Indemnity and Damage to Facility

While this Exhibit or any Service is in effect, Covista shall maintain in force and effect policies of insurance as follows:

Comprehensive General Liability Insurance, including contractual liability and broad property damage, covering personal injury or death and property damage, with a combined single limit of at least $1 million; and

Worker's Compensation Insurance with limits required by the laws of the state in which the Facility is located.

The liability insurance shall name Global Crossing as an additional insured and shall be primary insurance, and Global Crossing's insurance shall not be called upon for contribution towards any such loss. Covista's insurer shall provide Global Crossing with at least ten (10) days prior written notice of cancellation or change in coverage. All insurance required of Covista shall be evidenced by certificates of insurance provided to Global Crossing.

Covista shall be liable for and shall indemnify, defend and hold Global Crossing harmless from and against any and all claims, demands, actions, damages, liability, judgments, expenses and costs (including reasonable attorneys fees) arising from (i) Covista's use of the Service or (ii) any damage or destruction to the Premises, Global Crossing's network or to the Facility or any property or equipment therein caused by or due to the acts or omissions, negligent or otherwise of Covista, its employees, agents or representatives, invitees, or subcontractors.

THE SERVICE IS PROVIDED "AS IS". GLOBAL CROSSING MAKES NO WARRANTY, EXPRESS OR IMPLIED, UNDER THIS AGREEMENT, AND GLOBAL CROSSING EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE. Global Crossing's entire liability and Covista's exclusive remedies against Global Crossing for any damages arising from any act or omission related to this Exhibit or any Schedule, regardless of the form of action, shall not exceed in any case the NRCs paid by Covista hereunder.


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                                                                       Exhibit B
                                                                     Page 4 of 5

If the Facility or the Premises is damaged by fire or other casualty, Global Crossing shall give immediate notice to Covista of such damage. If Global Crossing's landlord or Global Crossing exercises an option to terminate the lease therefor due to such damage, or Global Crossing's landlord or Global Crossing decides not to rebuild the Facility or the Premises, the Schedule shall terminate as of the date of such exercise or decision as to the affected Premises. If neither the landlord of the affected Facility nor Global Crossing exercises the right to terminate or not to rebuild, the landlord or Global Crossing, as applicable, shall repair the Facility and/or the Premises to substantially the same condition as prior to the damage, completing the same with reasonable speed. In the event that such repairs are not completed within a reasonable time, Covista shall thereupon have the option to terminate the Schedule and such option shall be the sole remedy available to Covista against Global Crossing hereunder relating to such failure.

F.       General Terms

1. TITLE. Nothing in this Exhibit or in any Schedule shall create or vest in Covista any right, title or interest in the Service or its configuration, or in the Premises, or the Facility, other than the right to use the same during the term of the applicable Schedule under the terms and conditions of this Exhibit.

2. COMPLIANCE WITH LAWS AND REGULATIONS. Each Party will comply with all applicable laws, regulations, rules, and ordinances. Without limiting the foregoing, Covista shall not utilize the Facility for any unlawful purposes, nor shall Covista assign, mortgage, sublease, encumber or otherwise transfer any right granted hereunder.

G. Definitions

As used in this Agreement, the following Initial-Capitalized terms shall have the meanings ascribed to them:

"EXHIBIT" means this MSM Access Exhibit between Global Crossing and Covista, attached to and incorporated into the Telecommunications Services Agreement between Covista and Global Crossing.

"COVISTA INTERFACE" means the Covista side of the NFDP.

"FACILITY" means the building where the Premises are located.

"GLOBAL CROSSING" means Global Crossing Bandwidth, Inc. and any company under common control, directly or indirectly, with Global Crossing which supports it in the provision of the Service.

"GLOBAL CROSSING POP" means a network Point of Presence maintained by Global Crossing. A Global Crossing POP may also incorporate Telehouse functionality, where Global Crossing determines to establish a Global Crossing POP supporting MSM Access at a Telehouse.

"LOCAL ACCESS INTERFACE EQUIPMENT" means a jack or "tie down" for purposes of connecting a circuit at the Covista Interface. This equipment is the responsibility of Covista or its subcontractor.

"MID SPAN MEET ACCESS SERVICE" means connectivity between the Global Crossing network Point of Presence and a Network Fiber Distribution Panel ("NFDP") owned and maintained by Global Crossing on Global Crossing Premises.

"PREMISES" means the Global Crossing Premises, specified by street address, floor and room (if applicable) at which MSM Access is provided to Covista.


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                                                                       Exhibit B
                                                                     Page 5 of 5

"NFDP" means Network Fiber Distribution Panel supplied by Global Crossing for purposes of interfacing with Covista-provided fiber. Selection of NFDP equipment shall be at the discretion of Global Crossing.

"PARTY" means either Global Crossing or Covista, and "Parties" means both Global Crossing and Covista.

"SERVICE" means Mid Span Meet Access Service.

"SERVICE COMMENCEMENT DATE" means the date when Covista is notified that the Service ordered is being provided to the Covista Interface.


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